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                                                                    EXHIBIT 10.1

                              HEADHUNTER.NET, INC.

                         1998 LONG-TERM INCENTIVE PLAN


                      (AS AMENDED THROUGH APRIL 29, 1999)

                               TABLE OF CONTENTS

1.    PURPOSE............................................................................................3
2.    EFFECTIVE DATE.....................................................................................3
3.    DEFINITIONS........................................................................................3
4.    ADMINISTRATION.....................................................................................7
   4.1. Committee........................................................................................7
   4.2. Action By The Committee..........................................................................8
   4.3. Authority Of Committee...........................................................................8
   4.4. Decisions Binding................................................................................9
5.    SHARES SUBJECT TO THE PLAN.........................................................................9
   5.1. Number Of Shares.................................................................................9
   5.2. Lapsed Awards....................................................................................9
   5.3. Stock Distributed................................................................................9
   5.4. Limitation On Number Of Shares Subject To Awards.................................................9
6.    ELIGIBILITY.......................................................................................10
7.    STOCK OPTIONS.....................................................................................10
   7.1. General.........................................................................................10
   7.2. Incentive Stock Options.........................................................................10
8.    STOCK APPRECIATION RIGHTS.........................................................................12
9.    PERFORMANCE SHARES................................................................................13
   9.1. Grant Of Performance Shares.....................................................................13
   9.2. Right To Payment................................................................................13
   9.3. Other Terms.....................................................................................13
10.   RESTRICTED STOCK AWARDS...........................................................................13
   10.1. Grant Of Restricted Stock......................................................................13
   10.2. Issuance And Restrictions......................................................................13
   10.3. Forfeiture.....................................................................................13
   10.4. Certificates For Restricted Stock..............................................................14
11.   DIVIDEND EQUIVALENTS..............................................................................14
12.   OTHER STOCK-BASED AWARDS..........................................................................14
13.   PROVISIONS APPLICABLE TO AWARDS...................................................................14
   13.1. Stand-Alone, Tandem, And Substitute Awards.....................................................14
   13.2. Exchange Provisions............................................................................15
   13.3. Term Of Award..................................................................................15
   13.4. Form Of Payment For Awards.....................................................................15
   13.5. Limits On Transfer.............................................................................15
   13.6. Beneficiaries..................................................................................15
   13.7. Stock Certificates.............................................................................16
   13.8. Acceleration Upon Death Or Disability..........................................................16
   13.9. Acceleration Upon A Change In Control..........................................................16
   13.10. Acceleration Upon Certain Events Not Constituting A Change In Control.........................16
   13.11. Acceleration For Any Other Reason.............................................................17
   13.12. Effect Of Acceleration........................................................................17
   13.13. Performance Goals.............................................................................17


                                       i
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
   13.14. Termination Of Employment.....................................................................17
   13.15. Repurchase....................................................................................18
14.   CHANGES IN CAPITAL STRUCTURE......................................................................18
15.   AMENDMENT, MODIFICATION AND TERMINATION...........................................................19
   15.1. Amendment, Modification And Termination........................................................19
   15.2. Awards Previously Granted......................................................................19
16.   GENERAL PROVISIONS................................................................................19
   16.1. No Rights To Awards............................................................................19
   16.2. No Shareholder Rights..........................................................................19
   16.3. Withholding....................................................................................19
   16.4. No Right To Continued Service..................................................................20
   16.5. Unfunded Status Of Awards......................................................................20
   16.6. Indemnification................................................................................20
   16.7. Relationship To Other Benefits.................................................................20
   16.8. Expenses.......................................................................................20
   16.9. Titles And Headings............................................................................20
   16.10. Gender And Number.............................................................................21
   16.11. Fractional Shares.............................................................................21
   16.12. Government And Other Regulations..............................................................21
   16.13. Governing Law.................................................................................21
   16.14. Additional Provisions.........................................................................21
   16.15. Code Section 162(M)...........................................................................21


                                      ii
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                              HEADHUNTER.NET, INC.
                         1998 LONG-TERM INCENTIVE PLAN
                      (AS AMENDED THROUGH APRIL 29, 1999)

1. PURPOSE

         The purpose of the HeadHunter.NET, Inc. 1998 Long-Term Incentive Plan (the "PLAN") is to promote the success, and enhance the value, of HeadHunter.NET, Inc. (the "CORPORATION"), by linking the personal interests of its employees, officers and directors to those of Corporation shareholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of persons upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees and officers. From and after the date, if any, upon which the Company's common stock shall be traded on a national securities exchange or on the Nasdaq National Market, non-employee directors and consultants of the Company will also be eligible to receive Awards under the Plan.

2. EFFECTIVE DATE

         The Plan shall be effective as of the date upon which it shall be approved by the Board. However, the Plan shall be submitted to the shareholders of the Company for approval within 12 months of the Board's approval thereof. No Incentive Stock Options granted under the Plan may be exercised prior to approval of the Plan by the shareholders and if the shareholders fail to approve the Plan within 12 months of the Board's approval thereof, any Incentive Stock Options previously granted hereunder shall be automatically converted to Non-Qualified Stock Options without any further act. In the discretion of the Committee, Awards may be made to Covered Employees which are intended to constitute qualified performance-based compensation under Code
Section 162(m). Any such Awards shall be contingent upon the shareholders having approved the Plan.

3. DEFINITIONS

         When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

                  (a) "AWARD" means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Share Award, Dividend Equivalent Award, or Other Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

                  (b) "AWARD AGREEMENT" means any written agreement, contract, or other instrument or document evidencing an Award.

                  (c)      "BOARD" means the Board of Directors of the Company.

                  (d) "CHANGE IN CONTROL" means and includes each of the following:

                           (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) (a "PERSON") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 25% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "OUTSTANDING COMPANY VOTING SECURITIES"); provided, however, that for purposes of this subsection (1), the following acquisitions shall not constitute a Change of Control: (i) any acquisition by a Person who is on the Effective Date the beneficial owner of 25% or more of the Outstanding Company Voting Securities,
                  (ii) any acquisition directly from the Company, including without limitation a public offering of securities, (iii) any acquisition by the Company, (iv) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (v) any acquisition by any corporation pursuant to a transaction which complies with clauses (i),
                  (ii) and (iii) of subsection (3) of this definition; or

                           (2) Individuals who, as of the Effective Date, constitute the Board (the "INCUMBENT BOARD") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                           (3) Consummation of a reorganization, merger or consolidation to which the Company is a party or a sale or other disposition of all or substantially all of the assets of the Company (a "BUSINESS COMBINATION"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Company resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Voting Securities, and (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of the combined voting power of the then outstanding voting securities of the Company resulting from such Business Combination except to the extent that such ownership existed prior to the Business Combination, and
                  (iii) at least a majority of the members of the board of directors of the Company resulting from such Business Combination were members of the Incumbent Board (including persons deemed to be members of the Incumbent Board by reason of the proviso to subsection (2) of this definition at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

                  (e) "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

                  (f) "COMMITTEE" means the committee of the Board described in Section 4.

                  (g) "CORPORATION" means HeadHunter.NET, Inc., a Georgia corporation.

                  (h) "COVERED EMPLOYEE" means a covered employee as defined in Code Section 162(m)(3), provided that no employee shall be a Covered Employee until the deduction limitations of Section 162(m) are applicable to the Company and any reliance period under Section 162(m) has expired, as described in Section 16.15.

                  (i) "DISABILITY" shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his customary and usual duties for the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition.

                  (j) "DIVIDEND EQUIVALENT" means a right granted to a Participant under Section 11.

                  (k) "EFFECTIVE DATE" has the meaning assigned such term in Section 2.


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                  (l)      "FAIR MARKET VALUE," on any date, means (i) if the
         Stock is not listed on a securities exchange or traded over the Nasdaq National Market or otherwise publicly quoted or traded, Fair Market Value will be determined by such method as the Committee determines in good faith to be reasonable; (ii) if the Stock is listed on a securities exchange or is traded over the Nasdaq National Market, the closing sales price on such exchange or the last reported sale price over such system on such date or, in the absence of reported sales on such date, the closing sales price or last sale price, as applicable on the immediately preceding date on which sales were reported; or
         (iii) if the Stock is not listed on a securities exchange or traded over the Nasdaq National Market, the mean between the bid and offered prices as quoted by Nasdaq or, if not quoted on Nasdaq, other recognized quotations service selected by the Committee in good faith for such date, provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

                  (m) "INCENTIVE STOCK OPTION" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

                  (n) "NON-QUALIFIED STOCK OPTION" means an Option that is not an Incentive Stock Option.

                  (o)      "OPTION" means a right granted to a Participant under
         Section 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

                  (p) "OTHER STOCK-BASED AWARD" means a right, granted to a Participant under Section 12, that relates to or is valued by reference to Stock or other Awards relating to Stock.

                  (q) "PARENT" means a corporation which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. For Incentive Stock Options, the term shall have the same meaning as set forth in Code Section 424(e).

                  (r) "PARTICIPANT" means an eligible person who has been granted an Award under the Plan.

                  (s) "PERFORMANCE SHARE" means a right granted to a Participant under Section 9, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee.


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                  (t)      "PLAN" means the HeadHunter.NET, Inc. 1998 Long-Term
         Incentive Plan, as amended from time to time.

                  (u) "RESTRICTED STOCK AWARD" means Stock granted to a Participant under Section 10 that is subject to certain restrictions and to risk of forfeiture.

                  (v) "RETIREMENT" means a Participant's termination of employment with the Company, Parent or Subsidiary after attaining any normal or early retirement age specified in any pension, profit sharing or other retirement program sponsored by the Company, or, in the event of the inapplicability thereof with respect to the person in question, as determined by the Committee in its judgment.

                  (w) "STOCK" means the $.01 par value Common Stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Section 14.

                  (x) "STOCK APPRECIATION RIGHT" or "SAR" means a right granted to a Participant under Section 8 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Section 8.

                  (y) "SUBSIDIARY" means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. For Incentive Stock Options, the term shall have the meaning set forth in Code Section 424(f).

                  (z) "1933 ACT" means the Securities Act of 1933, as amended from time to time.

                  (aa) "1934 ACT" means the Securities Exchange Act of 1934, as amended from time to time.

4. ADMINISTRATION

         4.1. COMMITTEE

         The Plan shall be administered by a committee (the "COMMITTEE") appointed by the Board (which Committee shall consist of two or more directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. It is intended that the directors appointed to serve on the Committee shall be "non-employee directors" (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and "outside directors" (within the meaning of Code Section 162(m) and the regulations thereunder) to the extent that Rule 16b-3 and, if necessary for relief from the limitation under Code
Section 162(m) and such relief is sought by the Company, Code Section 162(m), respectively, are applicable. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. During any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board.

         4.2. ACTION BY THE COMMITTEE

         For purposes of administering the Plan, the following rules of procedure shall govern the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present and acts approved unanimously in writing by the members of the Committee in lieu of a meeting shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Parent or Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

         4.3. AUTHORITY OF COMMITTEE

         The Committee has the exclusive power, authority and discretion to:

                  (a)      Designate Participants;

                  (b) Determine the type or types of Awards to be granted to each Participant;

                  (c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

                  (d) Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

                  (e) Accelerate the vesting or lapse of restrictions of any outstanding Award, based in each case on such considerations as the Committee in its sole discretion determines;

                  (f) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

                  (g) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

                  (h) Decide all other matters that must be determined in connection with an Award;

                  (i) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

                  (j) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

                  (k) Amend the Plan or any Award Agreement as provided herein.

         4.4. DECISIONS BINDING

         The Committee's interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

5. SHARES SUBJECT TO THE PLAN

         5.1. NUMBER OF SHARES

         Subject to adjustment as provided in Section 14, the aggregate number of shares of Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a Stock Appreciation Right or Performance Share Award) shall be 1,000,000, of which not more than 10% may be granted as Restricted Stock Awards.

         5.2. LAPSED AWARDS

         To the extent that an Award is canceled, terminates, expires or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan and shares subject to SARs or other Awards settled in cash will be available for the grant of an Award under the Plan.

         5.3. STOCK DISTRIBUTED

         Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

         5.4. LIMITATION ON NUMBER OF SHARES SUBJECT TO AWARDS

         Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Stock with respect to one or more Options and/or SARs that may be granted during any one calendar year under the Plan to any one Covered Employee shall be 1,000,000. The maximum fair market value of any Awards (other than Options and SARs) that may be received by a Covered Employee (less any consideration paid by the

Participant for such Award) during any one calendar year under the Plan shall be $5,000,000.

6. ELIGIBILITY

         Awards may be granted only to individuals who are employees or officers of the Company or a Parent or Subsidiary; provided, however, that from and after the date, if any, upon which the Stock shall be traded on a national securities exchange or on the Nasdaq National Market, non-employee directors and consultants of the Company will also be eligible to receive Awards under the Plan.

7. STOCK OPTIONS

         7.1. GENERAL

         The Committee is authorized to grant Options to Participants on the following terms and conditions:

                  (a) EXERCISE PRICE. The exercise price per share of Stock under an Option shall be determined by the Committee.

                  (b) TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part. The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised. The Committee may waive any exercise provisions at any time in whole or in part based upon such factors as the Committee may determine in its sole discretion so that the Option becomes exerciseable at an earlier date.

                  (c) PAYMENT. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock, or other property (including "cashless exercise" arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants; provided, however, that if shares of Stock are used to pay the exercise price of an Option, such shares must have been held by the Participant for at least six months.

                  (d) EVIDENCE OF GRANT. All Options shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

         7.2. INCENTIVE STOCK OPTIONS

                  The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

                  (a) EXERCISE PRICE. The exercise price per share of Stock shall be set by the Committee, provided that the exercise price for any Incentive Stock Option shall not be less than the Fair Market
         Value as of the date of the grant.

                  (b) EXERCISE. In no event may any Incentive Stock Option be exercisable for more than ten years from the date of its grant.

                  (c) LAPSE OF OPTION. An Incentive Stock Option shall lapse under the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in paragraphs (3), (4) and (5) below, provide in writing that the Option will extend until a later date, but if Option is exercised after the dates specified in paragraphs (3), (4) and (5) above, it will automatically become a Non-Qualified Stock Option:

                           (1) The Incentive Stock Option shall lapse as of the option expiration date set forth in the Award Agreement.

                           (2) The Incentive Stock Option shall lapse ten years after it is granted, unless an earlier time is set in the Award Agreement.

                           (3) If the Participant terminates employment for any reason other than as provided in paragraph (4) or (5) below, the Incentive Stock Option shall lapse, unless it is previously exercised, three months after the Participant's termination of employment; provided, however, that if the Participant's employment is terminated by the Company for cause or by the Participant without the consent of the Company, the Incentive Stock Option shall (to the extent not previously exercised) lapse immediately.

                           (4) If the Participant terminates employment by reason of his Disability, the Incentive Stock Option shall lapse, unless it is previously exercised, one year after the Participant's termination of employment.

                           (5) If the Participant dies while employed, or during the three-month period described in paragraph (3) or during the one-year period described in paragraph (4) and before the Option otherwise lapses, the Option shall lapse one year after the Participant's death. Upon the Participant's death, any exercisable Incentive Stock Options may be exercised by the Participant's beneficiary, determined in accordance with Section 13.6.

                  Unless the exercisability of the Incentive Stock Option is accelerated as provided in Section 13, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the shares that were otherwise vested on the Participant's termination of employment.

                  (d) INDIVIDUAL DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00.

                  (e) TEN PERCENT OWNERS. No Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary unless the exercise price per share of such Option is at least 110% of the Fair Market Value per share of Stock at the date of grant and the Option expires no later than five years after the date of grant.

                  (f) EXPIRATION OF INCENTIVE STOCK OPTIONS. No Award of an Incentive Stock Option may be made pursuant to the Plan after the day immediately prior to the tenth anniversary of the Effective Date.

                  (g) RIGHT TO EXERCISE. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant's Disability, by the Participant's guardian or legal representative.

                  (h) DIRECTORS. The Committee may not grant an Incentive Stock Option to a non-employee director. The Committee may grant an Incentive Stock Option to a director who is also an employee of the Company or Parent or Subsidiary but only in that individual's position as an employee and not as a director.

8. STOCK APPRECIATION RIGHTS

         The Committee is authorized to grant SARs to Participants on the following terms and conditions:

                  (a) RIGHT TO PAYMENT. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

                           (1) The Fair Market Value of one share of Stock on the date of exercise; over

                           (2) The grant price of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of one share of Stock on the date of grant in the case of any SAR related to an Incentive Stock Option.

                  (b) OTHER TERMS. All awards of Stock Appreciation Rights shall be evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the

         Committee at the time of the grant of the Award and shall be reflected in the Award Agreement.

9. PERFORMANCE SHARES

         9.1. GRANT OF PERFORMANCE SHARES

         The Committee is authorized to grant Performance Shares to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Shares granted to each Participant. All Awards of Performance Shares shall be evidenced by an Award Agreement.

         9.2. RIGHT TO PAYMENT

         A grant of Performance Shares gives the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Shares are granted, in whole or in part, as the Committee shall establish at grant or thereafter. The Committee shall set performance goals and other terms or conditions to payment of the Performance Shares in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Shares that will be paid to the Participant.

         9.3. OTHER TERMS

         Performance Shares may be payable in cash, Stock, or other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Agreement.

10. RESTRICTED STOCK AWARDS

         10.1. GRANT OF RESTRICTED STOCK

         The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. All Awards of Restricted Stock shall be evidenced by a Restricted Stock Award Agreement.

         10.2. ISSUANCE AND RESTRICTIONS

         Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

         10.3. FORFEITURE

         Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

         10.4. CERTIFICATES FOR RESTRICTED STOCK

         Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

11. DIVIDEND EQUIVALENTS

         The Committee is authorized to grant Dividend Equivalents to Participants subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to dividends with respect to all or a portion of the number of shares of Stock subject to an Award, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional shares of Stock, or otherwise reinvested.

12. OTHER STOCK-BASED AWARDS

         The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation shares of Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Stock, and Awards valued by reference to book value of shares of Stock or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

13.      PROVISIONS APPLICABLE TO AWARDS

         13.1. STAND-ALONE, TANDEM, AND SUBSTITUTE AWARDS

         Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Committee may require the surrender of such other Award in consideration of the grant of the new Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

         13.2. EXCHANGE PROVISIONS

         The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award (subject to Section 14), based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made.

         13.3. TERM OF AWARD

         The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from the date of its grant (or, if Section 7.2(e) applies, five years from the date of its grant).

         13.4. FORM OF PAYMENT FOR AWARDS

         Subject to the terms of the Plan and any applicable law or Award Agreement, payments or transfers to be made by the Company or a Parent or Subsidiary on the grant or exercise of an Award may be made in such form as the Committee determines at or after the time of grant, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

         13.5. LIMITS ON TRANSFER

         No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Parent or Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Parent or Subsidiary. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an incentive stock option to fail to be described in Code Section 422(b), and
(iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

         13.6. BENEFICIARIES

         Notwithstanding Section 13.5, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant's estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

         13.7. STOCK CERTIFICATES

         All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock.

         13.8. ACCELERATION UPON DEATH OR DISABILITY

         Notwithstanding any other provision in the Plan or any Participant's Award Agreement to the contrary, upon the Participant's death or Disability during his employment or service as a director or consultant, all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse. Any Option or Stock Appreciation Rights Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

         13.9. ACCELERATION UPON A CHANGE IN CONTROL

         Except as otherwise provided in the Award Agreement, upon the occurrence of a Change in Control, all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse; provided, however that such acceleration will not occur if, in the opinion of the Company's accountants, such acceleration would preclude the use of "pooling of interest" accounting treatment for a Change in Control transaction that (a) would otherwise qualify for such accounting treatment, and
(b) is contingent upon qualifying for such accounting treatment. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

         13.10. ACCELERATION UPON CERTAIN EVENTS NOT CONSTITUTING A CHANGE IN CONTROL

         In the event of the occurrence of any circumstance, transaction or event not constituting a Change in Control (as defined in Section 3) but which the Board of Directors deems to be, or to be reasonably likely to lead to, an effective change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of the 1934 Act, the Committee may in its sole discretion declare all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised to be fully exercisable, and/or all restrictions on all outstanding

Awards to have lapsed, in each case, as of such date as the Committee may, in its sole discretion, declare, which may be on or before the consummation of such transaction or event. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

         13.11. ACCELERATION FOR ANY OTHER REASON

         Regardless of whether an event has occurred as described in Sections
13.9 or 13.10 above, the Committee may in its sole discretion at any time determine that all or a portion of a Participant's Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, and/or that all or a part of the restrictions on all or a portion of the outstanding Awards shall lapse, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 13.11.

         13.12. EFFECT OF ACCELERATION

         If an Award is accelerated under Section 13.9 or 13.10, the Committee may, in its sole discretion, provide (i) that the Award will expire after a designated period of time after such acceleration to the extent not then exercised, (ii) that the Award will be settled in cash rather than Stock, (iii) that the Award will be assumed by another party to the transaction giving rise to the acceleration or otherwise be equitably converted in connection with such transaction, or (iv) any combination of the foregoing. The Committee's determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

         13.13. PERFORMANCE GOALS

         The Committee may (but need not) determine that any Award granted pursuant to this Plan to a Participant (including, but not limited to, Participants who are Covered Employees) shall be determined solely on the basis of (a) the achievement by the Company or a Parent or Subsidiary of a specified target return, or target growth in return, on equity or assets, (b) the Company's, Parent's or Subsidiary's stock price, (c) the achievement by a business unit of the Company, Parent or Subsidiary of a specified target, or target growth in, net income or earnings per share, or (d) any combination of the goals set forth in (a) through (c) above. If an Award is made on such basis, the Committee has the right for any reason to reduce (but not increase) the Award, notwithstanding the achievement of a specified goal. If an Award is made on such basis, the Committee shall establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Code Section 162(m) or the regulations thereunder). Any payment of an Award granted with performance goals shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

         13.14. TERMINATION OF EMPLOYMENT

         Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the

Committee at its discretion, and any determination by the Committee shall be final and conclusive. A termination of employment shall not occur in a circumstance in which a Participant transfers from the Company to one of its Parents or Subsidiaries, transfers from a Parent or Subsidiary to the Company, or transfers from one Parent or Subsidiary to another Parent or Subsidiary.

         13.15. REPURCHASE

         The provisions of this Section 13.15 shall apply only until such time, if any, as the Company's common stock shall be traded on a national securities exchange or on the Nasdaq National Market. At any time subsequent to the termination of a Participant's employment by the Company (without regard to whether such termination is voluntary or involuntary, or for cause or otherwise), the Company may repurchase, and the Participant (and any transferee of Stock acquired pursuant to the Plan or any Awards granted hereunder) shall be obligated to sell, all shares of Stock acquired pursuant to the Plan or through exercise of any Award hereunder for a price equal to the Fair Market Value of such Stock on the date of such repurchase. To exercise its right to repurchase Stock hereunder, the Company shall give written notice to the Participant of (i) its election to repurchase the Stock, (ii) the Fair Market Value of the Stock to be repurchased, and (iii) the closing date for the repurchase, which shall be not later than 60 days after the date of the notice required hereunder. In the case of any repurchase by the Company of Stock under this Section 13.15, at the option of the Company, the Company may pay the purchase price to the Participant (or transferee of the Stock) in four or fewer equal annual installments. Interest shall be credited on the installments at the applicable federal rate (as determined for purposes of Section 1274 of the Code) in effect on the date on which the purchase is made. The Company shall pay at least one-fourth of the total purchase price each year, plus interest on the unpaid balance, with the first installment being made on the closing date of the purchase.

14. CHANGES IN CAPITAL STRUCTURE

         In the event a stock dividend is declared upon the Stock, the number of shares of Stock subject to grant pursuant to this Plan shall be increased proportionately and the number of shares of Stock then subject to each Award shall be increased proportionately without any change in the aggregate purchase price therefor. In the event the Stock shall be changed into or exchanged for a different number or class of shares of stock or securities of the Company or of another corporation, whether through reorganization, recapitalization, reclassification, stock split-up, combination of shares, merger or consolidation, there shall be substituted for each such share of Stock then subject to each Award the number and class of shares into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to each Award. In the event the Stock shall be changed into or exchanged for cash or other property not consisting of shares of stock or securities of the Company or of another corporation, whether through reorganization, recapitalization, merger or consolidation, the Committee may, in its sole discretion, provide (i) that the Award will expire after a designated period of time to the extent not then exercised, (ii) that the Award will be settled in cash rather than Stock, (iii) that the Award will be assumed by another party to the transaction or otherwise be equitably converted in connection with such transaction, or (iv) any combination of the foregoing. The Committee's determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

15. AMENDMENT, MODIFICATION AND TERMINATION

         15.1. AMENDMENT, MODIFICATION AND TERMINATION

         The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that the Board or Committee may condition any amendment or modification on the approval of shareholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations.

         15.2. AWARDS PREVIOUSLY GRANTED

         At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however, that such amendment, modification or termination shall not, without the Participant's consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination.

16. GENERAL PROVISIONS

         16.1. NO RIGHTS TO AWARDS

         No Participant or any eligible participant shall have any claim to be granted any Award under the Plan, and neither the Company nor the Committee is obligated to treat Participants or eligible participants uniformly.

         16.2. NO SHAREHOLDER RIGHTS

         No Award gives the Participant any of the rights of a shareholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

         16.3. WITHHOLDING

         The Company or any Parent or Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the Plan. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require that any such withholding requirement be satisfied, in whole or in part, by withholding shares of Stock having a Fair Market Value on the date of withholding equal to the amount to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

         16.4. NO RIGHT TO CONTINUED SERVICE

         Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Parent or Subsidiary to terminate any Participant's employment or status as an officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Parent or Subsidiary.

         16.5. UNFUNDED STATUS OF AWARDS

         The Plan is intended to be an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Parent or Subsidiary.

         16.6. INDEMNIFICATION

         To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him provided he gives the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

         16.7. RELATIONSHIP TO OTHER BENEFITS

         No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Parent or Subsidiary unless provided otherwise in such other plan.

         16.8. EXPENSES

         The expenses of administering the Plan shall be borne by the Company and its Parents or Subsidiaries.

         16.9. TITLES AND HEADINGS

         The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

         16.10. GENDER AND NUMBER

         Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

         16.11. FRACTIONAL SHARES

         No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

         16.12. GOVERNMENT AND OTHER REGULATIONS

         The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register under the 1933 Act, or any state securities act, any of the shares of Stock paid under the Plan. The shares paid under the Plan may in certain circumstances be exempt from registration under the 1933 Act, and the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

         16.13. GOVERNING LAW

         To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Georgia.

         16.14. ADDITIONAL PROVISIONS

         Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of this Plan.

         16.15. CODE SECTION 162(M)

         The deduction limits of Code Section 162(m) and the regulation thereunder do not apply to the Company until such time, if any, as any class of the Company's common equity securities is registered under Section 12 of the 1934 Act or the Company otherwise meets the definition of a "publicly held corporation" under Treasury Regulation 1.162-27(c) or any successor provision. Upon becoming a publicly held corporation, the deduction limits of Code Section 162(m) and the regulations thereunder shall not apply to compensation payable under this Plan until the expiration of the reliance period described in Treasury Regulation 1.162-27(f) or any successor regulation.

         The foregoing is hereby acknowledged as being the HeadHunter.NET, Inc. 1998 Long-Term Incentive Plan as adopted by the Board of Directors of the Company on July 15, 1998 and amended through April 29, 1999.


                                     HeadHunter.NET, Inc.


                                     By: /s/ Robert M. Montgomery
                                         ------------------------



                                       22